UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2018

PERSPECTA INC.

(Exact name of Registrant as specified in its charter)

Nevada	001-38395	82-3141520
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13600 EDS Drive
Herndon, VA	20171
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 245-9675

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure

On October 11, 2017, DXC Technology Company (“DXC”) announced plans to separate its United States Public Sector business ( “USPS”) from DXC and to combine USPS with Vencore Holding Corp. (“Vencore”), KGS Holding Corp. (“KeyPoint”) and their respective subsidiaries. Prior to consummating these transactions, DXC is undertaking a series of internal transactions, following which Perspecta Inc. (“Perspecta” or the “Company”) will own the assets and liabilities of USPS. The separation of USPS will be completed via a distribution of all of DXC’s equity interest in Perspecta, consisting of all of the outstanding shares of Perspecta common stock (the “Distribution”), to DXC’s stockholders on a pro rata basis on May 31, 2018 to the holders of record of DXC common stock at the close of business on May 25, 2018 (the “Spin-Off”).

Following the Spin-Off, a wholly-owned subsidiary of Perspecta will merge with and into KeyPoint, with KeyPoint surviving (the “KeyPoint Merger”). Concurrently a separate wholly-owned subsidiary of Perspecta will merge with and into Vencore, with Vencore surviving (the “First Vencore Merger”). Immediately after the KeyPoint Merger and First Vencore Merger, Vencore will merge with and into Ultra Second VMS LLC, another separate wholly-owned subsidiary of Perspecta, with Ultra Second VMS LLC surviving (the “Second Vencore Merger” and together with the KeyPoint Merger and the First Vencore Merger, the “Mergers”) . As a result of the Mergers, Vencore and KeyPoint will become wholly-owned subsidiaries of Perspecta. For details of the structure of the transaction, see the section entitled “The Transactions” in Perspecta’s Registration Statement on Form 10 filed with the Securities and Exchange Commission on April 30, 2018.

This Current Report on Form 8-K is being furnished to make available certain supplemental pro forma combined financial information of Perspecta for the fiscal year ended March 31, 2018. Perspecta believes that this information could be helpful in understanding the historical performance of Perspecta had the Spin-Off and Mergers been completed on April 1, 2017.

The following unaudited pro forma condensed combined financial information of the combined company is attached hereto as Exhibit 99.1 and incorporated herein by reference:

(i)	Unaudited Supplemental Pro Forma Combined Statement of Operations for the fiscal year ended March 31, 2018.

(ii)	Unaudited Supplemental Pro Forma Combined Capitalization as of March 31, 2018.

(iii)	Unaudited Supplemental Pro Forma Combined Non-GAAP Financial Measures for the fiscal year ended March 31, 2018.

This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated herein.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are filed herewith

Exhibit No.	Description of Exhibit

99.1	Unaudited Supplemental Pro Forma Combined Financial Information

Exhibit Index

Exhibit No.	Description

99.1	Unaudited Supplemental Pro Forma Combined Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PERSPECTA INC.

Dated: May 25, 2018	By:	/s/ William L. Deckelman, Jr.
	Name:	William L. Deckelman, Jr.
	Title:	Vice President and Secretary